UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2018

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-36447	46-2961489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Park Avenue, 7th Floor
New York, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Alcentra Capital Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on June 26, 2018. At the Annual Meeting, the Company submitted three proposals to the vote of the shareholders which are described in more detail in the Company’s proxy statement dated May 25, 2018. As of April 18, 2018, the record date for the Annual Meeting, 14,068,174 shares of the Company’s common stock were outstanding and entitled to vote.

On June 26, 2018, the following proposals were submitted to the vote of the shareholders:

(1)	the proposal to elect one director of the Company;
(2)	the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
(3)	the proposal to approve an amendment to the Company’s Articles of Amendment and Restatement (the “Charter”) to allow the Company’s stockholders to amend the Company’s bylaws.

Of the shares eligible to be voted, 12,313,352 were submitted in connection with these proposals.

A summary of the matters voted upon by shareholders is set forth below:

Proposal 1.	The Company’s shareholders elected Edward Grebow, to serve for a term of three years, or until his successor is duly elected and qualified.

For	Withheld	Broker Non-Votes
4,817,205	2,288,788	5,207,359

Proposal 2.	The Company’s shareholders voted to approve the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

All Stockholders

Votes For	Votes Against	Abstain	Broker Non-Votes
11,675,705	594,898	42,749	0

Proposal 3.	The Company’s shareholders voted to approve an amendment to the Company’s Charter to allow the Company’s stockholders to amend the Company’s bylaws

All Stockholders

Votes For	Votes Against	Abstain	Broker Non-Votes
6,596,272	439,473	70,248	5,207,359

Proposals 1 and 2 received sufficient votes to pass. Proposal 3 did not receive sufficient votes to pass.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	ALCENTRA CAPITAL CORPORATION

	By:	/s/ Ellida McMillan
Name: Ellida McMillan Title: Chief Financial Officer and Chief Operating Officer